192 STKP

                          SUPPLEMENT DATED MAY 4, 1998
                              TO THE PROSPECTUS OF
                      FRANKLIN REAL ESTATE SECURITIES FUND
                             DATED SEPTEMBER 1, 1997

The prospectus is amended as follows:

I. The section "Who Manages the Fund? - Management Team" is replaced in its entirety with the following:

Management Team. The team responsible for the day-to-day management of the Fund's portfolio is: Matthew F. Avery since inception and Douglas Barton since April 1998.

 Matthew F. Avery
 Vice President of Advisers

 Mr. Avery holds a Master of Business Administration degree from the University of California at Los Angeles and a Bachelor of Science degree in Industrial Engineering from Stanford University. He has been in the securities industry since 1982 and with the Franklin Templeton Group since 1987.

 Douglas Barton
 Vice President of Advisers

Mr. Barton is a Chartered Financial Analyst and holds a Master of Business Administration degree from California State University in Hayward and a Bachelor of Science degree from California State University in Chico. Mr. Barton joined the Franklin Templeton Group in July 1988.

II. The following paragraph is added to the end of the section "Group Purchases Class I Only" found under "How Do I Buy Shares? - Sales Charge Reductions and Waivers":

 A qualified group does not include a 403(b) plan that only allows salary deferral contributions. 403(b) plans that only allow salary deferral contributions and that purchased Class I shares of the Fund at a reduced sales charge under the group purchase privilege before February 1, 1998, however, may continue to do so.

III. The first two paragraphs and the first waiver category in the section "Sales Charge Waivers," found under "How Do I Buy Shares? - Sales Charge Reductions and Waivers," are replaced with the following:

 Sales Charge Waivers. If one of the following sales charge waivers applies to you or your purchase of Fund shares, you may buy shares of the Fund without a front-end sales charge or a Contingent Deferred Sales Charge. All of the sales charge waivers listed below apply to purchases of Class I shares only, except for items 1 and 4 which also apply to Class II purchases.

 Certain distributions, payments or redemption proceeds that you receive may be used to buy shares of the Fund without a sales charge if you reinvest them within 365 days of their payment or redemption date. They include:

 1. Dividend and capital gain distributions from any Franklin Templeton Fund or a real estate investment trust (REIT) sponsored or advised by Franklin Properties, Inc. The distributions generally must be reinvested in the same class of shares. Certain exceptions apply, however, to Class II shareholders who chose to reinvest their distributions in Class I shares of the Fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton Fund who may reinvest their distributions in Class I shares of the Fund.

IV. The section "Retirement Plans," found under "How Do I Buy Shares? - Sales Charge Reductions and Waivers," is replaced in its entirety with the following:

 Retirement Plans. Retirement plans that (i) are sponsored by an employer with at least 100 employees, or (ii) have plan assets of $1 million or more, or
 (iii) agree to invest at least $500,000 in the Franklin Templeton Funds over a 13 month period may buy Class I shares without a front-end sales charge. Retirement plans that are not Qualified Retirement Plans, SIMPLEs or SEPs must also meet the requirements described under "Group Purchases - Class I Only" above to be able to buy Class I shares without a front-end sales charge. We may enter into a special arrangement with a Securities Dealer, based on criteria established by the Fund, to add together certain small Qualified Retirement Plan accounts for the purpose of meeting these requirements.

 For retirement plan accounts opened on or after May 1, 1997, a Contingent Deferred Sales Charge may apply if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the retirement plan account's initial purchase in the Franklin Templeton Funds. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.

V. The sections "Contingent Deferred Sales Charge - Class I" and "Contingent Deferred Sales Charge - Class II," found under "May I Exchange Shares for Shares of Another Fund? - Will Sales Charges Apply to My Exchange?", are replaced with the following:

 Contingent Deferred Sales Charge. For accounts with shares subject to a Contingent Deferred Sales Charge, we will first exchange any shares in your account that are not subject to the charge. If there are not enough of these to meet your exchange request, we will exchange shares subject to the charge in the order they were purchased.

 If you exchange Class I shares into one of our money funds, the time your shares are held in that fund will not count towards the completion of any Contingency Period. If you exchange your Class II shares for shares of Money Fund II, however, the time your shares are held in that fund will count towards the completion of any Contingency Period.

VI. The following replaces the second paragraph under "How Do I Sell Shares? Contingent Deferred Sales Charge":

 Certain retirement plan accounts opened on or after May 1, 1997, and that qualify to buy Class I shares without a front-end sales charge may also be subject to a Contingent Deferred Sales Charge if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the account's initial purchase in the Franklin Templeton Funds.

VII. Under "What Distributions Might I Receive from the Fund? - Distribution Options," the references in the first two paragraphs to the ability of Class II shareholders to reinvest or direct their distributions to Class I shares of the Fund or another Franklin Templeton Fund are deleted and the following paragraph is added to the section:

 Distributions may be reinvested only in the same class of shares, except as follows: (i) Class II shareholders who chose to reinvest their distributions in Class I shares of the Fund or another Franklin Templeton Fund before November 17, 1997, may continue to do so; and (ii) Class II shareholders may reinvest their distributions in shares of any Franklin Templeton money fund.

VIII. The following definitions are revised or added, as applicable, to the "Useful Terms and Definitions" section:

 Contingency  Period - For Class I shares,  the 12 month  period  during which a
 Contingent Deferred Sales Charge may apply. For Class II shares, the contingency period is 18 months. The holding period for Class I begins on the first day of the month in which you buy shares. Regardless of when during the month you buy Class I shares, they will age one month on the last day of that month and each following month. The holding period for Class II begins on the day you buy your shares. For example, if you buy Class II shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.

 SIMPLE (Savings Incentive Match Plan for Employees) - An employer sponsored salary deferral plan established under section 408(p) of the Code